SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               June 16, 1999
              ________________________________________________
              Date of report (Date of earliest event reported)


                               HONEYWELL INC.
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Delaware                 1-971                   41-0415010
   (State of           (Commission File No.)        (IRS Employer
   Incorporation)                                   Identification No.)


                              Honeywell Plaza
                           Minneapolis, Minnesota
                         Telephone: (612) 951-1000
        ____________________________________________________________
                  (Address of Principal Executive Offices)



 Item 5.   Other Events.

           As previously reported, on June 4, 1999, AlliedSignal Inc., a Delaware corporation ("AlliedSignal"), Honeywell Inc., a Delaware corporation, and Blossom Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of AlliedSignal, entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to Section 6.7 of the the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), AlliedSignal (to be renamed "Honeywell International Inc." at the Effective Time) will enter into an employment agreement with Michael R. Bonsignore substantially in the form attached as an exhibit to the Merger Agreement. A copy of such exhibit to the Merger Agreement is attached hereto as Exhibit 10.1.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits


           10.1 Form of Employment Agreement between AlliedSignal (to be renamed "Honeywell International Inc.") and Michael R. Bonsignore.


                                 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  June 15, 1999


                                  HONEYWELL INC.


                                  By: /s/ Edward D. Grayson
                                      ______________________________
                                      Name:  Edward D. Grayson
                                      Title: Vice President and
                                             General Counsel



                               EXHIBIT INDEX

 Exhibit No.              Description
 -----------              -----------

 10.1 Form of Employment Agreement between AlliedSignal (to be renamed "Honeywell International Inc.") and Michael R. Bonsignore.